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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 1999


                           GUNTHER INTERNATIONAL, LTD.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



    DELAWARE                           000-22994                    51-0223195

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(State or other                (Commission File Number)           (IRS Employer
jurisdiction of                                                  Identification
 incorporation)                                                      Number)



                 ONE WINNENDEN ROAD, NORWICH, CONNECTICUT 06360
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          (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (860) 823-1427
                                                    ----------------------------

                                       N/A

              ----------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 4. Changes in Registrant's Certifying Accountant.

         (a)      Previous independent accountants.

                  (i) On November 15, 1999, Gunther International, Ltd. ("Registrant") dismissed Arthur Andersen LLP as its independent accountants.

                  (ii) The reports of Arthur Andersen LLP on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles.

                  (iii) The Audit Committee of the Board of Directors of the Registrant approved the decision to change the independent accountants of the Registrant.

                  (iv) In connection with its audits for the two most recent fiscal years, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their reports on the financial statements of the Registrant for such years.

                  (v) The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 15, 1999, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

         (b)      New Independent Accountants.

                           The Registrant engaged Ernst & Young LLP as its new independent accountants as of November 15, 1999. During the two most recent fiscal years, the Registrant has not consulted with Ernst & Young LLP, regarding either (i) the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements and no written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.




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Item 7. Financial Statements and Exhibits

         (c)      The following documents are filed herewith as exhibits:

                  16.1 Letter from Arthur Andersen LLP, dated November 15, 1999.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GUNTHER INTERNATIONAL, LTD.
                                        a Delaware corporation



Date:  November 15, 1999                By: /s/ Michael M. Vehlies
                                            ---------------------------
                                                Michael M. Vehlies
                                                Chief Financial Officer




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